UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 23, 2024
Date of Report (Date of earliest event reported)

Expro Group Holdings N.V.
(Exact name of Registrant as specified in its charter)

The Netherlands	001-36053	98-1107145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1311 Broadfield Blvd., Suite 400	77084
Houston, TX
(Address of principal executive offices)	(Zip Code)

(713) 463-9776
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, €0.06 nominal value	XPRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Expro Group Holdings N.V. (the “Company”) held its 2024 annual general meeting of shareholders (the “Annual Meeting”) on May 23, 2024. The following are the final voting results on the proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 29, 2024 (the “Proxy Statement”).

At the close of business on April 25, 2024, the record date for the Annual Meeting, 110,537,436 shares of the Company’s common stock, each with a nominal value of €0.06 per share, were entitled to vote at the Annual Meeting.

Proposal 1. The directors that were nominated for election by the Company’s board of directors (the “Board”) were elected to serve until the Company’s 2025 annual meeting of shareholders or until their successors are elected and qualified or upon the earlier of their death, disability, resignation or removal. Votes regarding the election of these directors were as follows:

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON- VOTES
Michael C. Kearney	97,673,999	1,343,532	1,089	4,173,257
Michael Jardon	97,717,827	1,298,213	2,580	4,173,257
Eitan Arbeter	97,710,004	1,305,545	3,071	4,173,257
Robert W. Drummond	97,714,862	1,298,678	5,080	4,173,257
Lisa L. Troe	97,732,759	1,282,998	2,863	4,173,257
Brian Truelove	97,713,164	1,302,609	2,847	4,173,257
Frances M. Vallejo	97,816,823	1,199,216	2,581	4,173,257
Eileen G. Whelley	97,648,215	1,364,402	6,003	4,173,257

Proposal 2. The proposal by the Board seeking approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
95,187,039	3,824,503	7,078	4,173,257

Proposal 3. The proposal to review the annual report for the fiscal year ended December 31, 2023, including the paragraph relating to corporate governance, to confirm and ratify the preparation of the Company’s Dutch statutory annual accounts and annual report of the Board in the English language and to confirm and adopt the Company’s Dutch annual accounts for the fiscal year ended December 31, 2023 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
102,048,699	1,018,938	124,240	—

Proposal 4. The proposal to discharge the members of the Board from liability in respect of the exercise of their duties during the fiscal year ended December 31, 2023 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
97,699,027	1,182,533	137,060	4,173,257

Proposal 5. The proposal to appoint Deloitte Accountants B.V. as the Company’s auditor who will audit the Dutch statutory annual accounts of the Company for the fiscal year ending December 31, 2024, as required by Dutch law, was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
102,160,336	1,019,442	12,099	—

Proposal 6. The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm to audit the Company’s U.S. GAAP financial statements for the fiscal year ending December 31, 2024 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
103,134,721	55,528	1,628	—

Proposal 7. The proposal to authorize the Board to approve the repurchase of shares up to 10% of the issued share capital, for any legal purpose, through the stock exchange or in a private purchase transaction, at a price between $0.01 and 105% of the market price on the New York Stock Exchange, and during a period of 18 months starting from the date of the Annual Meeting was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
98,848,340	3,789,232	554,305	—

Proposal 8. The proposal to authorize the Board to issue shares up to 20% of the issued share capital as of the date of the Annual Meeting, for any legal purpose, at the stock exchange or in a private purchase transaction, and during a period of 18 months starting from the date of the Annual Meeting was approved. The authorization also includes the authority to restrict or exclude pre-emptive rights upon an issue of shares. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
96,210,934	6,965,398	15,545	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Expro Group Holdings N.V.

Date: May 28, 2024	By:	/s/ John McAlister
John McAlister
General Counsel and Secretary